Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.9171909

ANNUAL REPORT — 12/31/2014

FOR CONTRACT HOLDERS OF: THE FULCRUM FUNDSM

March 24, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Fulcrum Separate Account 1940 Act Registration Number: 811-7799 1933 Act Registration Numbers: 333-11377 CIK: 00001020506 Rule N30d-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Fulcrum Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports and letter, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 27, 2015
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2015
Delaware VIP Trust (Standard Class)	814230	March 6, 2015
Gabelli Capital Series Funds Inc. (Class AAA)	901246	March 6, 2015
Lazard Retirement Series Inc. (Service Shares)	1033669	March 10, 2015
Lincoln Variable Insurance Products Trust (Standard Class)	914036	February 27, 2015
MFS® Variable Insurance TrustSM (Initial Class)	918571	February 26, 2014
Oppenheimer Variable Account Funds (Non-Service Shares)	752737	February 25, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire
Sheila B. St. Hilaire
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772

2014 Annual Reports

Dear Contract Owner:

Commonwealth Annuity and Life Insurance Company Administrative Office: Insurance Services 5801 SW 6th Avenue Topeka, KS 66636-0001 Phone: 800-533-7881

We are pleased to provide you with 2014 annual reports for the underlying funds you currently have chosen in your contract underwritten by Commonwealth Annuity and Life Insurance Company.

In most instances, this booklet has been customized to provide you with information relating to the funds in which you were invested as of December 31, 2014.

If you are interested in additional information about your contract or the investment options available to you in your contract, please contact your registered representative or our Service Center at 800-533-7881.

Regards,

Commonwealth Annuity and Life Insurance Company

Special Note: Please refer to your product prospectus for additional information about the investment options available.

CWA